SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

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                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

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    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [X] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  [INSERT NAME]
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 20, 2004

To the Stockholders:

    The 74th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, on May 20, 2004 at 9:00 A.M., for the following purposes:

    (1) To elect four Directors;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2004; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof including acting upon one shareholder proposal presented under the heading "Other Matters" in the Proxy Statement accompanying this Notice, if the proposal is brought before the Meeting;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on March 15, 2004 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                            Secretary

Dated: New York, New York, April 15, 2004

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 15, 2004

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 20, 2004

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 74th Annual Meeting of Stockholders (the "Meeting") to be held in Philadelphia, Pennsylvania on May 20, 2004. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 21, 2004.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, (iii) against the stockholder proposal and, (iv) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

    The close of business on March 15, 2004 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 117,131,704 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 20, 2004, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of eleven Directors. The Board is divided into three classes, two of which consist of four directors and one of which consists of three directors. Members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

    At the Meeting this year, four Directors are to be elected. Dr. Alice S. Ilchman and Messrs. Frank A. McPherson, Leroy C. Richie and Brian T. Zino, each of whose current term will expire at the 2004 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2007.

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of Dr. Ilchman and Messrs. McPherson, Richie and Zino. Dr. Ilchman has been a Director of the Corporation since 1990, Mr. McPherson has been a Director of the Corporation since 1995, Mr. Richie has been a Director of the Corporation since 2000, and Mr. Zino has been Director and President of the Corporation since 1993 and 1995, respectively, and Chief Executive Officer of the Corporation since 2002. Dr. Ilchman and Messrs. McPherson, Richie and Zino were last elected by Stockholders at the 2001 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Director Nominating Committee and the Board of Directors recommend.

    Background information regarding Dr. Ilchman and Messrs. McPherson, Richie and Zino, as well as the other Directors of the Corporation, follows.

                             Term of                                                                           Number of
                            Office if                                                                        Portfolios in
                           Elected and                    Principal Occupation(s) During                      Fund Complex
      Name (Age) and        Length of                              Past 5 Years,                             to be Overseen
Position With Corporation* Time Served                  Directorships and Other Information                    by Nominee
-------------------------- ------------ -------------------------------------------------------------------- --------------
  Independent Director Nominees

  Alice S. Ilchman (69)     2004-2007;  President Emerita, Sarah Lawrence College, Bronxville,                     61
         Director          1990 to Date NY. Dr. Ilchman is a Director or Trustee of each of the investment
         [PHOTO]                        companies of the Seligman Group of Funds+. She is also a Director of the Jeannette K. Watson Fellowship (summer internships for
    Alice S. Ilchman                    college students); a Trustee of Save the Children (non-profit child-
                                        assistance organization); a Trustee of the Committee for Economic
                                        Development; Governor, Court of Governors, London School of
                                        Economics; and Director, Public Broadcasting Service (PBS). She
                                        was formerly the Chairman of The Rockefeller Foundation
                                        (charitable foundation); and a Director of the New York Telephone
                                        Company.

 Frank A. McPherson (71)    2004-2007;  Retired Chairman of the Board and Chief Executive Officer of               61
         Director          1995 to Date Kerr-McGee Corporation, Oklahoma City, OK (diversified
         [PHOTO]                        energy and chemical company). Mr. McPherson is a Director or
                                        Trustee of each of the investment companies of the Seligman Group
     Frank McPheron                     of Funds+. He is also a Director of ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma
                                        Chapter of the Nature Conservancy, Oklahoma Medical Research
                                        Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
                                        Public Schools Foundation and Oklahoma Foundation for Excellence
                                        in Education. He was formerly a Director of Kimberly-Clark
                                        Corporation (consumer products) and the Federal Reserve System's
                                        Kansas City Reserve Bank.

                                                                                                               Number of
                           Term of Office                                                                    Portfolios in
                           if Elected and                  Principal Occupation(s) During                     Fund Complex
      Name (Age) and         Length of                              Past 5 Years,                            to be Overseen
Position With Corporation*  Time Served                  Directorships and Other Information                   by Nominee
-------------------------- -------------- ------------------------------------------------------------------ --------------
  Independent Director Nominee


  Leroy C. Richie (62)      2004-2007;    Chairman and Chief Executive Officer, Q Standards                        60
        Director           2000 to Date   Worldwide, Inc., Birmingham, MI (library of technical
         [PHOTO]                          standards). Mr. Richie is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+, with the
      Leroy Richie                        exception of Seligman Cash Management Fund, Inc. He is also a
                                          Director of Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); and Director and Chairman of Highland Park
                                          Michigan Economic Development Corp. He was formerly a
                                          Trustee of New York University Law Center Foundation; Vice
                                          Chairman of the Detroit Medical Center; Chairman and Chief
                                          Executive Officer of Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel,
                                          Automotive Legal Affairs, of Chrysler Corporation.

  Interested Director Nominee


  Brian T. Zino** (51)      2004-2007;    Director and President, J. & W. Seligman & Co. Incorporated,             61
 Director, President and    Dir.: 1993    New York, NY. Mr. Zino is President, Chief Executive Officer
 Chief Executive Officer      to Date     and Director or Trustee of each of the investment companies of the
         [PHOTO]            Pres.: 1995   Seligman Group of Funds+. He is also a Director of Seligman
                              to Date     Advisors, Inc. and Seligman Services, Inc. (broker-dealer);
       Brian Zino          CEO: Nov 2002  Chairman, Seligman Data Corp.; Member of the Board of
                              to Date     Governors of the Investment Company Institute; and Chairman,
                                          ICI Mutual Insurance Company.

Other Directors

    The other Directors of the Corporation whose terms will not expire in 2004 are:

                             Term of                                                                          Number of
                              Office                                                                        Portfolios in
                            and Length                    Principal Occupation(s) During                    Fund Complex
      Name (Age) and         of Time                               Past 5 Years,                             Overseen by
Position With Corporation*    Served                    Directorships and Other Information                   Director
-------------------------- ------------ ------------------------------------------------------------------- -------------
  Independent Directors

  Robert B. Catell (67)     2003-2006;  Chairman, Chief Executive Officer and Director of KeySpan                60
        Director           2003 to date Corporation, Brooklyn, NY (diversified energy, gas and electric company). Mr. Catell is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+, with the exception of Seligman Cash Management Funds, Inc. He is also a
                                        Director or Trustee of Alberta Northeast Gas, Ltd., Boundary Gas
                                        Inc., The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute,
                                        New York State Energy Research and Development Authority,
                                        Independence Community Bank, Business Council of New York
                                        State, Inc., New York City Partnership and the Long Island
                                        Association (business and civic organizations).

   John R. Galvin (74)      2003-2006;  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts             61
        Director           1995 to Date University, Medford, MA. General Galvin is a Director or Trustee
                                        of each of the investment companies of the Seligman Group of
                                        Funds+. He is also Chairman Emeritus, American Council on
                                        Germany. He was formerly a Director of USLIFE Corporation (life insurance) and of Raytheon Co. (defense and commercial electronics)
                                        and Governor of the Center for Creative Leadership. From June 1987
                                        to June 1992, General Galvin was the Supreme Allied Commander,
                                        Europe and the Commander-in-Chief, United States European
                                        Command.

                             Term of                                                                            Number of
                              Office                                                                          Portfolios in
                            and Length                     Principal Occupation(s) During                     Fund Complex
      Name (Age) and         of Time                                Past 5 Years,                              Overseen by
Position With Corporation*    Served                     Directorships and Other Information                    Director
-------------------------- ------------ --------------------------------------------------------------------- -------------

   John E. Merow (74)       2002-2005;  Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,              61
        Director           1991 to Date New York, NY (law firm). Mr. Merow is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a Director of Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director Emeritus of the Municipal Art
                                        Society of New York; Executive Committee Member and Secretary of
                                        the U.S. Council for International Business; Trustee of the New York-
                                        Presbyterian Hospital; Trustee and Vice Chairman of the New York-
                                        Presbyterian Healthcare System, Inc. and a Member of the American
                                        Law Institute and the Council on Foreign Relations.

  Betsy S. Michel (61)      2002-2005;  Attorney, Gladstone, NJ. Ms. Michel is a Director or Trustee of            61
        Director           1985 to Date each of the investment companies of the Seligman Group of Funds+.
                                        She is also a Trustee of The Geraldine R. Dodge Foundation
                                        (charitable foundation) and World Learning, Inc. (international educational training). She was formerly Chairman of the Board of
                                        Trustees of St. George's School (Newport, RI).

  Robert L. Shafer (71)      2003-2006; Retired Vice President, Pfizer Inc., New York, NY                          61
        Director           1991 to Date (pharmaceuticals). Mr. Shafer is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He was formerly a Director of USLIFE Corporation (life insurance).

  James N. Whitson (69)     2002-2005;  Retired Executive Vice President and Chief Operating Officer of            61
        Director           1993 to Date Sammons Enterprises, Inc., Dallas, TX (diversified holding company). Mr. Whitson is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a
                                        Director of CommScope, Inc. (manufacturer of coaxial cable). Mr.
                                        Whitson was formerly a Director and Consultant of Sammons
                                        Enterprises, Inc. and a Director of C-SPAN (cable television network).

                             Term of                                                                           Number of
                              Office                                                                         Portfolios in
                            and Length                    Principal Occupation(s) During                     Fund Complex
      Name (Age) and         of Time                               Past 5 Years,                              Overseen by
Position With Corporation*    Served                    Directorships and Other Information                    Director
-------------------------- ------------ -------------------------------------------------------------------- -------------
  Interested Director

 William C. Morris** (66)    2003-2006; Chairman, J. & W. Seligman & Co. Incorporated, New York, NY.              61
  Director and Chairman    1988 to Date Mr. Morris is Chairman of the Board and Director or Trustee of each
       of the Board                     of the investment companies of the Seligman Group of Funds+;
                                        Chairman of Seligman Advisors, Inc., Seligman Services, Inc.
                                        (broker-dealer), and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); a Director of Seligman Data
                                        Corp.; and President and Chief Executive Officer of The Metropolitan
                                        Opera Association. He was formerly a Director of Kerr-McGee
                                        Corporation (diversified energy and chemical company) and Chief
                                        Executive Officer of each of the investment companies of the
                                        Seligman Group of Funds.

-----------------
 + The Seligman Group of Funds currently consists of twenty-three registered investment companies, including the Corporation.
 * The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of February 27, 2004, each Director (or Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                        Aggregate Dollar Range of
                                                              Shares Owned
                                                        by Director or Nominee of
                             Dollar Range of Common     All Funds Overseen or to
                            Shares Owned by Director     be Overseen by Director
  Name of Director (or          or Nominee of the        or Nominee of Seligman
        Nominee)                   Corporation               Group of Funds
        --------            -------------------------   -------------------------

Independent Directors/Nominees

Robert B. Catell                 $10,001-$50,000            $50,001-$100,000
John R. Galvin                   $10,001-$50,000            $50,001-$100,000
Alice S. Ilchman                  Over $100,000               Over $100,000
Frank A. McPherson                Over $100,000               Over $100,000
John E. Merow                     Over $100,000               Over $100,000
Betsy S. Michel                  $10,001-$50,000              Over $100,000
Leroy C. Richie                  $10,001-$50,000             $10,001-$50,000
Robert L. Shafer                $50,001-$100,000              Over $100,000
James N. Whitson                  Over $100,000               Over $100,000

Interested Directors/Nominees

William C. Morris                 Over $100,000               Over $100,000
Brian T. Zino                     Over $100,000               Over $100,000

    At February 27, 2004, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

    During the year ended December 31, 2003, (i) two transactions in the Corporation's common stock by Mr. Zino were not reported on a timely basis and
(ii) one transaction each in the Corporation's common stock by Messrs. Catell, James Q. Riordan (a former Director of the Corporation), Thomas G. Rose (a Vice President of the Corporation) and David F. Stein (Vice Chairman of the Manager) was not reported on a timely basis. The necessary filing for each such stockholder was made no later than the next month end.

Board Committees

    The Board of Directors met seven times during the year ended December 31, 2003. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee (the "Nominating Committee"). These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended December 31, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 18, 2004, a copy of which is attached as Appendix 1. The Committee met three times during the year ended December 31, 2003. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on March 18, 2004, is attached to this Proxy Statement as Appendix 2.

    Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman), Catell, McPherson and Dr. Ilchman. The Nominating Committee met once during the year ended December 31, 2003. The members of the Nominating Committee are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the 1940 Act.

    On March 18, 2004, the Board of Directors adopted a charter for the Nominating Committee, a copy of which is attached as Appendix 3. Pursuant to the charter, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Corporation's investment adviser, the stockholders and other appropriate sources.

    The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least $10,000 of the Corporation's outstanding common stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominat-ing Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee is included in Appendix 3.

Procedures for Communications to the Board of Directors

    The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is encouraged to attend the Corporation's annual meeting of stockholders. There were eleven members of the Board of Directors in attendance at the Corporation's 2003 annual meeting of stockholders.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position    Term of Office and
 With the Corporation    Length of Time Served*      Principal Occupation During Past Five Years
-----------------------------------------------------------------------------------------------------
Richard R. Schmaltz (63)     2003 to Date       Mr. Schmaltz is a Managing Director and Chief
Vice President and                              Investment Officer of the Manager and a Vice
Portfolio Manager                               President and Portfolio Manager of Seligman
                                                Common Stock Fund, Inc. and a Vice President
                                                and Co-Portfolio Manager of Seligman Income
                                                and Growth Fund, Inc. He is also a Vice President
                                                of Seligman Portfolios, Inc., as well as Portfolio
                                                Manager of its Common Stock Portfolio and a Co-
                                                Portfolio Manager of its Income and Growth
                                                Portfolio. Prior to his early retirement in 2001, Mr.
                                                Schmaltz was Managing Director and Director of
                                                Investments of the Manager.

Charles W. Kadlec (58)       1996 to Date       Mr. Kadlec is a Managing Director of the
Vice President                                  Manager and Chief Investment Strategist of
                                                Seligman Advisors, Inc. He is also Vice
                                                President and Portfolio Manager of Seligman
                                                Time Horizon/Harvester Series, Inc.

Lawrence P. Vogel (47)     VP: 1992 to Date;    Mr. Vogel is Senior Vice President and Treasurer,
Vice President and        Treas: 2000 to Date   Investment Companies, of the Manager and is
Treasurer                                       Vice President and Treasurer of each of the
                                                investment companies of the Seligman Group of
                                                Funds and of Seligman Data Corp. He was
                                                formerly Senior Vice President, Finance, of the
                                                Manager, Seligman Advisors, Inc. and Seligman
                                                Data Corp.; Vice President and Treasurer of
                                                Seligman International, Inc.; Vice President of
                                                Seligman Services, Inc.; and Treasurer of
                                                Seligman Henderson Co.

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*   Principal Occupation During Past Five Years
----------------------------------------------------------------------------------------------
  Thomas G. Rose (46)        2000 to Date      Mr. Rose is Senior Vice President, Finance, of
  Vice President                               the Manager, Seligman Advisors, Inc. and
                                               Seligman Data Corp. He is a Vice President of
                                               each of the investment companies of the
                                               Seligman Group of Funds. He is also Vice
                                               President of Seligman International, Inc. and
                                               Seligman Services, Inc. Formerly, he was
                                               Treasurer of each of the investment companies
                                               of the Seligman Group of Funds and Seligman
                                               Data Corp.

  Frank J. Nasta (39)        1994 to Date      Mr. Nasta is a Managing Director, General
  Secretary                                    Counsel and Corporate Secretary of the
                                               Manager. He is Secretary of each of the
                                               investment companies of the Seligman Group of
                                               Funds. He is also Corporate Secretary of
                                               Seligman Advisors, Inc., Seligman Services,
                                               Inc., Seligman International, Inc. and Seligman
                                               Data Corp. He was formerly Corporate
                                               Secretary of Seligman Henderson Co.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2003, the Corporation paid each Director an aggregate retainer fee of $16,164 (other than with respect to Mr. Catell who received an aggregate retainer fee of $10,171). In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2003 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration
--------------------------------------------------------------------------------
         9              Directors and Members of Committees         $269,943

    Director's attendance, retainer and/or committee fees paid to each Director during 2003 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
Robert B. Catell+      $ 17,492                 -0-                    $ 59,913
John R. Galvin           31,858                 -0-                     102,000
Alice S. Ilchman         30,637                 -0-                      99,000
Frank A. McPherson       30,637                 -0-                     100,500
John E. Merow+           33,086                 -0-                     105,000
Betsy S. Michel          30,631                 -0-                     100,500
Leroy C. Richie          33,086                 -0-                     105,000
Robert L. Shafer         29,430                 -0-                      96,000
James N. Whitson+        33,086                 -0-                     105,000
                       --------
                       $269,943
                       ========

-----------------
* For the year ended December 31, 2003, there were twenty-three registered investment companies in the Seligman Group of Funds.

+  Mr. Catell was elected to the Corporation's Board of Directors on May 15,
   2003.

+ Mr. Merow, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 to 1997, had a balance as of December 31, 2003 of $42,810 in his deferred plan account, net of earnings/losses. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds, from 1993 to 2002, had a balance as of December 31, 2003 of $215,268 in his deferred plan account, net of earnings/losses.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

    The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2004. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and Seligman Data Corp. ("SDC"), the stockholder service agent for the Corporation, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

    Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                                           2003    2002
                                                          ------- -------
       Audit Fees........................................ $56,336 $54,850
       Audit-Related Fees................................      --      --
       Tax Fees..........................................   2,100   2,000
       All Other Fees....................................   1,897   2,609

    Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to documentation of certain internal control procedures for the Corporation and other investment companies advised by the Manager.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Manager and any affiliate of the Manager that provides ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                                          2003     2002
                                                         ------- --------
      Audit-Related Fees................................ $89,130 $105,355
      Tax Fees..........................................   7,500   18,450

    Audit-related fees include amounts for (i) attestation services for SDC;
(ii) review of certain internal controls of SDC's sub-agent; and (iii) actuarial services provided prior to May 6, 2003 to the Manager and SDC (such services were no longer permitted to be performed for SDC after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of SDC.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP in order to assure that the provision of such services does not impair the Deloitte & Touche LLP's independence. The Audit Committee also is required to preapprove certain non-audit services performed for the Manager and certain of its affiliates that provide services directly related to the operations and financial reporting of the Corporation. Unless a type of service to be provided by Deloitte & Touche LLP has received preapproval, it will require specific preapproval by the Audit Committee. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Deloitte & Touche LLP for non-audit services rendered to the Corporation, the Manager, and any of the Manager's affiliates that provided ongoing services to the Corporation were $100,627 and $128,414, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

     Your Board of Directors Unanimously Recommends that the Stockholders
      Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters

    The Corporation has received one proposal from a Stockholder for inclusion in this year's proxy materials, which is set forth below. The Corporation will provide the name and address of such Stockholder and the number of shares of the Corporation's common stock owned by him upon oral or written request.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL. THE BOARD'S REASONING IS SET FORTH FOLLOWING
   THE PROPOSAL IN A STATEMENT OF OPPOSITION. STOCKHOLDERS ARE URGED TO READ
     CAREFULLY THE PROPOSAL, THE SUPPORTING STATEMENT AND THE STATEMENT OF
                                  OPPOSITION.

    Stockholder Proposal

    RESOLVED: That the shareholders of Tri-Continental Corporation, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each shareholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate or any two or more candidates as he or she may see fit.

    The Stockholder has submitted the following statement in support of his proposal:

SUPPORTING STATEMENT: Some states have mandatory cumulative voting, so do national banks. In addition, many corporations have adopted cumulative voting.

As the 2002 Annual Report from the Corporation states, during the past five years we the shareholders have suffered an annual loss of 3.08% on the market price of our shares and 3.32% on the asset value. Living with Tri-Continental for the past 5 years has not been a pleasant experience.

For this performance last year we paid $16,295,925 in total costs, or about 34% of the income of the fund or .67% of the average assets of the fund for the year. The only people sure to make money from the fund are the fund's managers. We provide the money, we take the risk, why do they charge so much for managing the fund?

Wherever I have brought up the unsatisfactory performance of the fund and the cost of managing the fund with the directors at shareholder's past meetings, I have been met with silence or a defense of the fund.

It is my opinion the problem we active shareholder's have is that the fund has so many passive shareholders, it makes it difficult, if not impossible, for us to vote for someone who does not have the blessing of Seligman. Many of Tri-Continental's present directors serve on more than one Seligman Fund, would this influence their objective responsibilities to us the shareholders? It is my hope that this proposal will enhance the influence of the active shareholders. Please vote yes on this proposal.

                               -----------------

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS
             STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

    For the reasons set forth below, your Board of Directors believes that the adoption of this proposal would not be in the best interests of the Corporation or its stockholders.

    The present system of voting for directors provides the best assurance that the decisions of the directors will be in the interests of all stockholders, and that each director will be elected by a majority of the stockholders and will not owe any allegiance toward a particular group of minority stockholders.

    The stockholders considered and rejected a similar proposal regarding adoption of cumulative voting at the 1996 annual meeting. Approximately 87% of the votes cast were cast against the proposal at that meeting. Your Board of Directors believes that the reasons for rejecting the proposal in 1996 remain valid today.

    Cumulative voting might make it possible for a special interest group to elect one or more directors whose loyalty might be directed more to the narrow interests of that particular group of stockholders rather than to the interests of all stockholders. It introduces the possibility of partisanship among your Corporation's Board of Directors and could impair the Board's ability to work effectively as a cohesive unit. The present voting system, long utilized by the Corporation and by most leading corporations, prevents the "stacking" of votes behind a single nominee for director and thereby promotes the election of each director on the basis of representing the interests of the Corporation and the stockholders as a whole.

    The Proponent incorrectly states that "[s]ome states have mandatory cumulative voting so do national banks. In addition, many corporations have adopted cumulative voting." The State of Maryland, in which the Corporation is incorporated, does not require cumulative voting. Moreover, according to the Investor Responsibility Research Center (IRRC), only six states make cumulative voting mandatory under their corporation law statutes. According to the IRRC, only 9.2% percent of the 1,500 major U.S. companies tracked by it allowed cumulative voting in 2002 (the most recent year for which IRRC has published this information).

    The Proponent states that "[m]any of Tri-Continental's present directors serve on more than one Seligman Fund, would this influence their objective responsibilities to us the shareholders?" Each of the Corporation's directors is well aware that he or she owes, and each strives to fulfill, the same fiduciary duties to each of the Seligman investment companies on whose board he or she sits. Their service as directors of other investment funds does not affect their commitment to the Corporation. In fact, your directors believe that the insight gained from serving as directors for investment funds with differing investment objectives helps provide a valuable perspective that would otherwise be unavailable.

    This proposal will not be adopted unless the votes cast in its favor exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for action by the Board. In order to implement the proposal, the Board would need to approve an amendment to the Corporation's charter providing for cumulative voting, and the amendment would then have to be submitted to stockholders for approval. Approval of a charter amendment to permit cumulative voting would require the affirmative vote of a majority of all outstanding shares of stock of the Corporation.

    Your Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and all its stockholders.

                               -----------------

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation's first received notice after March 7, 2004. In addition, the Corporation's By-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 16, 2004.

    Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2005, must be received by the Corporation no later than December 22, 2004. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 19, 2005 and no later than March 21, 2005, to be eligible for presentation at the May 2005 Annual Meeting.

                                  D. Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the

Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, N.Y. 10022 to assist in soliciting for a fee of $4,000 plus expenses.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                              Secretary

                               -----------------

    It is important that Proxies be returned promptly. All Stockholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

                                  APPENDIX 1

                          TRI-CONTINENTAL CORPORATION
                                (The "Company")

                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be composed of at least three directors, each of whom shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, and shall otherwise satisfy any applicable membership requirements under the rules or the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors (the "Board") in its business judgment.

II. The Audit Committee: The function of the Audit Committee is oversight. The purposes of the Audit Committee are to:

    1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and

    2. prepare an audit committee report for inclusion in the Company's annual proxy statement, if such proxy statement is required by applicable SEC rules.

    The independent auditors shall submit to the Audit Committee at least annually formal written statements (the "Auditors' Statements") describing:
    (i) the auditors' internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (ii) (to assess the auditors' independence) all relationships between the independent auditors and the Company, J. & W. Seligman & Co. Incorporated ("Seligman") and any entity controlling, controlled by or under common control with Seligman (the "Seligman Affiliates"), whether or not they provide ongoing services to the Company, and including at least the matters set forth in Independence Standards Board Standard No. 1 and any other required information. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company's Audit Committee. Seligman Data Corp. shall be considered a Seligman Affiliate for purposes of this Charter. The Audit Committee shall consider whether any relationship or service, including non-audit services, disclosed in these Statements, may impact the quality of services or the objectivity and independence of the independent auditors.


                                      1-i

III. Meetings of the Audit Committee: The Audit Committee shall meet semi-annually, or more frequently if circumstances dictate, to discuss with management and the independent auditors the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1.  with respect to the independent auditors,

       (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services; the independent auditor and any other such registered public accounting firm shall each report directly to the Audit Committee; provided that the independent auditor appointment shall be subject to ratification by the Board members who are not interested persons;

      (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

     (iii) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences; and

      (iv) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

    2. with respect to accounting principles and policies, financial reporting and internal controls over financial reporting,

                                     1-ii

       (i) to advise management, relevant service providers and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, and to advise the independent auditors that they must disclose to the Audit Committee any significant communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement;

      (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU
           Section 380) or other applicable auditing literature, as may be modified or supplemented;

     (iii) to meet with management and/or the independent auditors and, if appropriate, the relevant service providers:

          . to discuss the scope of the annual audit or any audit or review of periodic financial statements;

          . to discuss the annual audited financial statements and other periodic financial statements, if any, including any Company disclosure relating to management's discussion of fund performance;

          . to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, including any audit problems or difficulties, whether raised by management, relevant service providers, or the independent auditors, relating to the Company's financial statements;

          . to discuss any problems or difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and management's responses to such problems or difficulties, and to resolve significant disagreements with management and the independent auditors;

          . to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

          . to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps

                                     1-iii
              adopted in light of material control deficiencies;
              (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company; and

          . to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company's exposure to risk, and to discuss the Company's most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

      (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or service providers that have a significant role in the Company's internal control over financial reporting;

       (v) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company or Seligman employees, or employees of any applicable service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters; and

      (vi) to review policies of Seligman, the Seligman Affiliates and any other entity within the Company's Investment Company Complex, as such term is defined in Regulation S-X, for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company.

    3. with respect to Seligman Data Corp., to perform such of the duties set forth in this Article IV in respect of the Company as are appropriate, and to exercise such powers as are provided in this Charter, as are appropriate in respect of the accounting principles and policies, financial reporting and internal controls over financial reporting, the financial statements and the audit thereof, management and the independent auditors of Seligman Data Corp.

                                     1-iv

    4.  with respect to reporting, recommendations and other matters,

       (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, if any;

      (ii) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Charter;

     (iii) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters (including changes to this Charter) as the Audit Committee may deem necessary or appropriate; and

      (iv) to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

V. Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized the Chairman of the Audit Committee (or any other Audit Committee member to whom this responsibility has been delegated) to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

    Amended and Restated on March 18, 2004.

                                      1-v

                                  APPENDIX 2

                          TRI-CONTINENTAL CORPORATION
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

    The Audit Committee operates pursuant to a written charter that was last amended and restated by the Fund's Board of Directors on March 18, 2004. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure

                                      2-i
that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
John E. Merow
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on March 18, 2004.

                                     2-ii

                                  APPENDIX 3

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.

                     SELIGMAN SELECT MUNICIPAL FUND, INC.

                          TRI-CONTINENTAL CORPORATION

    The Board of Directors (each a "Board") of each of the registered investment companies listed above (each, separately, a "Fund" and, collectively, the "Funds"), has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the particular Board. This Charter applies separately to each Fund and its particular Board and Committee.

Statement of Purposes and Responsibilities

    The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors (iv) to set any necessary standards or qualifications for service on the Board, and (v) to make recommendations with respect to compensation of the Independent Directors (as defined below).

Organization and Governance

    The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). The Board may remove or replace any member of the Committee at any time in its sole discretion.

    One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

    Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman, any two members of the Committee or the Fund's secretary may set the time and place of its meeting unless the Board shall otherwise provide.

                                      3-i

Criteria for Director Nominees

    The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

    In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s),
(iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

    The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                     3-ii

                                                                     Appendix A

           Procedures for Stockholders to Submit Nominee Candidates

                            (As of March 18, 2004)

    A Fund stockholder must follow the following procedures to properly submit a nominee recommendation for the Committee's consideration.

1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least $10,000 of the Fund's common stock for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting or other meeting of stockholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of stockholders.

2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund via first class mail, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3. The Stockholder Recommendation must be mailed via first class mail and received at the principal executive offices of the Fund not less than one hundred twenty (120) calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. If an annual meeting of stockholders was not held in the previous year, the Stockholder Recommendation must be so delivered or mailed and received by a date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations for the upcoming annual meeting of stockholders (for this purpose, a special meeting at which directors will be elected shall be considered an annual meeting), which is expected under normal circumstances to be approximately 120 calendar days prior to the anticipated date of the proxy statement for such meeting. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Nominating Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.  The Stockholder Recommendation must include:

    (i) a statement in writing setting forth

                                     3-iii

       A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate");

       B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder;

       C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate;

       D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder;

       E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and

       F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public or private companies, directorships on the boards of other registered investment companies and educational background;

   (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

  (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;

   (iv) the Nominating Stockholder's name as it appears on the Fund's books and consent to be named as such by the Fund;

    (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Stockholder and each such Associated Person of the Nominating Stockholder; and

                                     3-iv

   (vi) a description of all arrangements or understandings between the Nominating Stockholder (including any member of a group that constitutes a Nominating Stockholder), the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder.

    "Associated Person of the Nominating Stockholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Stockholder or any person required to be identified pursuant to clause (vi).

5. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                                      3-v

[LOGO] Tri-Continental Corporation
                                  Managed by
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


[LOGO] Tri-Continental
         Corporation


         Notice of Annual Meeting of Stockholders and Proxy Statement

 Time:May 20, 2004 9:00 A.M.

Place:Four Seasons Hotel
      One Logan Square
      Philadelphia, Pennsylvania 19103
 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

[LOGO] J&WS

PROXY                     TRI-CONTINENTAL CORPORATION                  PREFERRED
                      100 Park Avenue, New York, NY 10017


The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 20, 2004 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2 and AGAINST Proposal 3. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

The Board of Directors recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.

 1. ELECTION OF DIRECTORS                        FOR              WITHHOLD
                                                 all nominees     all nominees
    NOMINEES: Alice S. Ilchman, Frank A.         [ ]              [ ]
              McPherson, Leroy C. Richie
              and Brian T. Zino

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

----------------------------------------------------

 2. Ratification of the selection of             FOR       AGAINST     ABSTAIN
    Deloitte & Touche LLP as Auditors.           [ ]         [ ]         [ ]

 3. Stockholder proposal regarding cumulative    FOR       AGAINST     ABSTAIN
    voting for directors.                        [ ]         [ ]         [ ]




       DATED:_____________________________________ , 2004


       __________________________________________________
       Signature

       Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

PROXY                     TRI-CONTINENTAL CORPORATION                  COMMON
                      100 Park Avenue, New York, NY 10017


The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 20, 2004 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2 and AGAINST Proposal 3. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

The Board of Directors recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.

 1. ELECTION OF DIRECTORS                        FOR              WITHHOLD
                                                 all nominees     all nominees
    NOMINEES: Alice S. Ilchman, Frank A.         [ ]              [ ]
              McPherson, Leroy C. Richie
              and Brian T. Zino

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

----------------------------------------------------

 2. Ratification of the selection of             FOR       AGAINST     ABSTAIN
    Deloitte & Touche LLP as Auditors.           [ ]         [ ]         [ ]

 3. Stockholder proposal regarding cumulative    FOR       AGAINST     ABSTAIN
    voting for directors.                        [ ]         [ ]         [ ]




       DATED:_____________________________________ , 2004


       __________________________________________________
       Signature

       Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.